Commitments and Contingencies	12 Months Ended
Mar. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

8. COMMITMENTS AND CONTINGENCIES

On January 16, 2006, the Company’s wholly owned subsidiary, Celsion (Canada) Inc. purchased from Celsion Corporation (USA) [“Celsion”]all of the assets relating to breast cancer Microfocus APA 1000 System (“System”), consisting of the microwave machine technology, the APA technology licensed from MIT, and all related intellectual and regulatory property (collectively, the “Business”). The Company has a commitment to pay a 5% royalty to Celsion on the net sales of products sold by and patent royalties received by the Company and its successors and assignees. Total royalties paid are not to exceed $18,500,000. Royalties will not be payable until the System can be placed in the market following successful completion of the pivotal clinical trial and receipt of approval to market the System in the US and Canada from the FDA and Health Canada. The Company has an additional commitment to pay a 5% royalty to MIT on the net sales of products, upon commercialization. If the Company does not apply for or does not receive FDA approval to enter at least one phase III clinical trials of a licensed product prior to the earlier of the termination of the agreement or June 25, 2018, the Company shall pay $10,000 to MIT. As of March 31, 2019, the $10,000 payment has been accrued for in accounts payable and accrued liabilities. If the Company receives approval for sale of at least one licensed product or discovery product then the Company shall pay MIT $100,000. As of March 31, 2019, this requirement has not been met and no payment is due.

On October 1, 2017, the Company entered into an amended 5 year operating lease agreement. All vehicle leases expired during year ending March 31, 2018. Future minimum payments under the operating lease for office space as of March 31, 2019 are as follows:

2020	$86,152
2021	$88,752
2022	$91,414
2023	$86,080

The Company recognized total rent expense of $119,053, $154,704 and $244,598 for the years ended March 31, 2019, 2018 and 2017, respectively.

The Company has a purchase commitment with its primary vendor in which to purchase 2,160 Prolieve Kits at $286 for a total amount of $617,760 through December 31, 2019.

During the year ended March 31, 2019, the Company entered into a research and development project agreement with Urobois Limited. The Company paid $2,500 at the signing of the agreement and will make milestone payments to Urobois Limited in the amount of $20,000 through the completion of the agreement. The project is current on hold.

In June 2018, W.L. Pate, JR and Charles C. Shelton filed a lawsuit in the District Court of Harris County, Texas to seek monetary relief of over $200,000 but not more than $1,000,000 from Medifocus Inc. for a transaction that did not materialize. Although the Company does not believe the suit has any merits and has not accrued for any amount in its financial statements as of March 31, 2019, any judgement unfavorable to the Company can potentially cause significant financial hardship and other damages to the Company. In addition, certain note holders of the Company had threatened to take legal actions against the Company due to the default on the notes. Such legal actions will also cause significant financial hardship and other damages to the Company.